Exhibit 99.2

PRO FORMA COMPOSITION OF THE TRUST PORTFOLIO

The tables below reflect certain information regarding the composition of the credit card receivables held by World Financial Network Credit Card Master Trust (the "Trust Portfolio") on a pro forma basis as if the Proposed Account Removal and the Account Addition (each as defined in the accompanying Form 8-K) had occurred at the close of business on June 30, 2018 (the "Pro Forma Date").  Because the future composition of the Trust Portfolio will change over time, these tables are not indicative of the composition of the Trust Portfolio at any subsequent time after the Pro Forma Date.

For purposes of the tables below, "Number of Accounts" refers to all trust accounts, including any accounts that are inactive accounts and zero-balance accounts, which in some cases may be closed accounts that have not yet been removed from the Bank's computer system and from the Trust Portfolio.

The table immediately below sets forth the number of fixed and floating rate credit cards and the associated principal amounts contained in the Trust Portfolio as of June 30, 2018.

Distribution of Trust Portfolio
by Fixed/Floating APR
 (Dollars in Thousands; Accounts in Thousands)

	Number of Accounts	Percentage of Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Total Fixed	3,265	4.04%	$221,368	2.98%
Total Variable (1)	77,582	95.96%	$7,201,944	97.02%
Total (2)	80,847	100.00%	$7,423,312	100.00%
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(1)	In the majority of instances, the annual variable rate is currently either prime plus 21.74% or prime plus 23.74%.
(2)	Amounts and percentages may not add up to the total due to rounding.

Our variable rate credit cards represent APRs indexed to a benchmark rate plus various spread levels. Variable rate credit cards are not subject to a maximum rate.

Composition by Retailer Type
 Trust Portfolio

Retailer Type	Percentage of Total Principal Receivables
Soft goods	58.88%
Department Store	8.14%
Furniture	19.00%
Jewelry	13.42%
Other	0.56%
Total (1)	100.00%
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(1)	Amounts and percentages may not add up to the total due to rounding.

The table immediately below sets forth the companies, including each of their respective affiliates, that have credit card programs, or groups of credit card programs, that account for more than 7.5% of principal receivables balances in the Trust Portfolio as of June 30, 2018.  Except for the three companies listed below, no other credit card program, or group of credit card programs, accounts for more than 7.5% of the principal receivables in the Trust Portfolio as of June 30, 2018.

Composition by Retailer Group of
 Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Retailer Group (1)	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
L Brands, Inc. Retail Group	14,174	17.53%	$1,647,844	22.20%
Signet Inc. Retailer Group	2,291	2.83%	$872,699	11.76%
Ascena Retail Group, Inc.	10,702	13.24%	$770,018	10.37%
Retailer Groups less than 7.5%	53,680	66.40%	$4,132,751	55.67%
Total (2)	80,847	100.00%	$7,423,312	100.00%
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(1)	Includes each individual retailer in the trust commonly owned by the retailer group.
(2)	Amounts and percentages may not add up to the total due to rounding.

Composition by Individual Retailer of
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Retailer	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Victoria's Secret PL	14,133	17.48%	$1,642,262	22.12%
Kay Jewelers PLCC	1,664	2.06%	$591,084	7.96%
Lane Bryant PL	3,722	4.60%	$406,483	5.48%
Wayfair PL	995	1.23%	$362,386	4.88%
Express PL	3,765	4.66%	$319,926	4.31%
New York & Company PL	4,785	5.92%	$295,664	3.98%
Pottery Barn PL	1,298	1.61%	$279,056	3.76%
Jared PLCC	525	0.65%	$255,955	3.45%
Ann Taylor PL	5,730	7.09%	$252,446	3.40%
Pier 1 Imports PL	4,447	5.50%	$218,258	2.94%
All Other Retailers(1)	39,784	49.21%	$2,799,792	37.72%
Total (2)	80,847	100.00%	$7,423,312	100.00%
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(1)	Retailers individually representing a lesser percentage of principal receivables balances in the Trust Portfolio as of June 30, 2018.
(2)	Percentages may not add up to the total due to rounding.

Composition by Account Balance
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percent of Total Principal Receivables
Credit Balance	328	0.41%	$(14,410)	-0.19%
No Balance	66,619	82.40%	$-	0.00%
$0.01 - $50.00	1,687	2.09%	$48,342	0.65%
$50.01 - $100.00	1,843	2.28%	$137,261	1.85%
$100.01 - $150.00	1,391	1.72%	$172,529	2.32%
$150.01 - $250.00	2,060	2.55%	$407,253	5.49%
$250.01 - $350.00	1,193	1.48%	$353,759	4.77%
$350.01 - $500.00	1,275	1.58%	$538,849	7.26%
$500.01 - $1,000.00	2,388	2.95%	$1,716,732	23.13%
$1,000.01 - $1,500.00	1,000	1.24%	$1,216,029	16.38%
$1,500.01 or more	1,064	1.32%	$2,846,968	38.35%
Total (1)	80,847	100.00%	$7,423,312	100.00%
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(1)	Amounts and percentages may not add up to the total due to rounding.

Composition by Credit Limit
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percent of Total Principal Receivables
No Credit Limit	3,315	4.10%	$29,751	0.40%
$0.01 - $100.00	627	0.78%	$6,714	0.09%
$100.01 - $250.00	6,398	7.91%	$186,805	2.52%
$250.01 - $350.00	2,669	3.30%	$104,744	1.41%
$350.01 - $500.00	6,310	7.80%	$253,560	3.42%
$500.01 - $750.00	10,863	13.44%	$448,158	6.04%
$750.01 - $1,000.00	17,263	21.35%	$606,912	8.18%
$1,000.01 - $1,250.00	4,481	5.54%	$543,741	7.32%
$1,250.01 - $1,500.00	6,731	8.33%	$610,409	8.22%
$1,500.01 - $2,000.00	6,879	8.51%	$999,649	13.47%
$2,000.01 - $2,500.00	2,124	2.63%	$628,033	8.46%
$2,500.01 or more	13,186	16.31%	$3,004,836	40.48%
Total (1)	80,847	100.00%	$7,423,312	100.00%
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(1)	Amounts and percentages may not add up to the total due to rounding.

Composition by Account Age
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Account Age Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percent of Total Principal Receivables
Not More than 12 Months	7,536	9.32%	$1,467,872	19.77%
Over 12 Months to 24 Months	6,779	8.39%	$1,036,514	13.96%
Over 24 Months to 36 Months	7,404	9.16%	$958,813	12.92%
Over 36 Months to 48 Months	7,178	8.88%	$813,702	10.96%
Over 48 Months to 60 Months	6,955	8.60%	$634,843	8.55%
Over 60 Months	44,996	55.66%	$2,511,568	33.83%
Total (1)	80,847	100.00%	$7,423,312	100.00%
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(1)	Amounts and percentages may not add up to the total due to rounding.

Cardholders whose accounts are designated for the Trust Portfolio had billing addresses in all 50 states, the District of Columbia and other U.S. territories, except for approximately 0.27% of the principal receivables balance for the trust for which cardholders had billing addresses located outside of the United States, the District of Columbia or other U.S. territories.  Except for the six states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total principal receivables balances as of June 30, 2018.

Composition by Billing Address
Trust Portfolio

State	Percentage of Number of Accounts	Percentage of Total Principal Receivables
Texas	8.06%	11.21%
California	8.62%	10.50%
Illinois	4.76%	5.34%
New York	7.77%	7.07%
Florida	7.30%	7.54%
Pennsylvania	4.80%	4.07%

The Bank uses credit bureau scoring and a proprietary scoring model developed for the Bank as tools in the underwriting process and for making credit decisions.  The Bank uses credit bureau scoring and a proprietary scoring model also for purposes of monitoring obligor credit quality.  The Bank's proprietary scoring model is based on historical data and requires the Bank to make various assumptions about future performance.  As a result, the Bank's proprietary model is not intended, and should not be relied upon, to forecast actual future performance.

Information regarding customer performance is factored into these proprietary scoring models to determine the probability of an account becoming 91 or more days past due or becoming charged off at any time within the next 12 months. Obligor credit quality is monitored at least monthly during the life of an account. The information in the table below is based on the most recent information available for each account in the Trust Portfolio. Because the future composition of the Trust Portfolio will change over time, obligor credit quality as shown in the table below is not indicative of obligor credit quality for the Trust Portfolio at any subsequent time. In addition, the Bank's assessment of obligor credit quality may change over time depending on the conduct of the cardholder and changes in the proprietary scoring models used by the Bank.

Composition by Obligor Credit Quality
Trust Portfolio
(Dollars in Thousands)

Probability of an Account Becoming 91 or More Days Past Due or Becoming Charged-off (within the next 12 months)	Principal Receivables	Percentage of Total Principal Receivables
No Score	$65,096	0.88%
27.1% and higher	$671,419	9.04%
17.1% – 27.0%	$413,448	5.57%
12.6% – 17.0%	$605,231	8.15%
3.7% – 12.5%	$3,187,680	42.94%
1.9 – 3.6%	$1,220,517	16.44%
Lower than 1.9%	$1,259,921	16.97%
Total (1)	$7,423,312	100.00%
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(1)	Amounts and percentages may not add up to the total due to rounding.